                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (date of earliest event reported): May 24, 2001


                         NORTHWEST AIRLINES CORPORATION
               (Exact Name of Registrant as Specified in Charter)

                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)

                                     0-23642
                            (Commission File Number)

                                   41-1905580
                        (IRS Employer Identification No.)

                  2700 LONE OAK PARKWAY, EAGAN MINNESOTA 55121
               (Address of Principal Executive Offices) (Zip Code)

                                 (612) 726-2111
              (Registrants' Telephone Number, Including Area Code)
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ITEM 7.           EXHIBITS

                  Filed herewith as exhibits to the Registration Statement on Form S-3 (File No. 333-45314) (the "Registration Statement"), are the underwriting agreement, officers' certificate of Northwest Airlines, Inc., officers' certificate for Northwest Airlines Corporation and the form of the note representing the 8.875% Notes due 2006 relating to the issuance and sale by Northwest Airlines, Inc. of $300 million aggregate principal amount of its 8.875% Notes due 2006 as fully and unconditionally guaranteed by Northwest Airlines Corporation, which closed on May 30, 2001.

1 Underwriting Agreement dated May 24, 2001 among Northwest Airlines, Inc., Northwest Airlines Corporation and Salomon Smith Barney Inc.

4(a)(1)  Officers' Certificate of Northwest Airlines, Inc., dated May 30, 2001.

4(a)(2) Officers' Certificate of Northwest Airlines Corporation, dated May 30, 2001.

4(b) Form of the Note representing the 8.875% Notes due 2006. (The Form of the Note, included as Exhibit B to Exhibit 4(a)(1) hereto, is hereby incorporated herein by reference.)
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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


                                            NORTHWEST AIRLINES CORPORATION


                                            By: /s/ Michael L. Miller
                                               ---------------------------------
                                               Name: Michael L. Miller
                                               Title: Vice President,
                                                      Law and Secretary

Dated: June 5, 2001
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                                  EXHIBIT INDEX


EXHIBIT
NUMBER   DESCRIPTION
-------  -----------

1 Underwriting Agreement dated May 24, 2001 among Northwest Airlines, Inc., Northwest Airlines Corporation and Salomon Smith Barney Inc.

4(a)(1)  Officers' Certificate of Northwest Airlines, Inc., dated May 30, 2001.

4(a)(2) Officers' Certificate of Northwest Airlines Corporation, dated May 30, 2001.

4(b) Form of the Note representing the 8.875% Notes due 2006. (The Form of the Note, included as Exhibit B to Exhibit 4(a)(1) hereto, is hereby incorporated herein by reference.)